INVESCO Variable Investment Funds, Inc.

                         INVESCO VIF - Core Equity Fund


   Supplement dated August 14, 2003 to the Prospectus dated April 30, 2003 as
                  Supplemented June 12, 2003 and June 30, 2003


The section of the Prospectus entitled "Investment Goals, Strategies, And Risks" is amended to (i) delete the second paragraph in its entirety and (ii) substitute the following in its place:

      The Fund normally invests at least 80% of its net assets in common and preferred stocks. At least 50% of common stocks which the Fund holds will be dividend-paying common and preferred stocks. Stocks selected for the Fund generally are expected to produce income and consistent, stable returns. Although the Fund focuses on the stocks of larger companies with a history of paying dividends, it also may invest in companies that have not paid regular dividends. The Fund's equity investments are limited to stocks that can be traded easily in the United States. It may, however, invest in foreign securities in the form of American Depository Receipts ("ADRs").

      The Fund will be primarily invested in large-capitalization stocks that possess one of three attributes that are attractive relative to the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"): (i) a low price-to-earnings ratio, (ii) a high dividend yield, or (iii) consistent growth.

      The Fund is managed in a blend of the growth and value investing styles. To be managed in the growth investing style means that we focus on company fundamentals and growth prospects. Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential. To be managed in the value investing style means that we seek securities, particularly stocks, that are currently undervalued by the market - companies that are performing well, or have solid management and products, but whose stock prices do not reflect that value.